Acquisitions and divestitures	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Acquisitions and divestments
Acquisitions and divestitures

2. Acquisitions and divestitures

2012 Acquisition

        On January 31, 2012, Atlantic Oklahoma Wind, LLC ("Atlantic OW"), a Delaware limited liability company and our wholly owned subsidiary, entered into a purchase and sale agreement with Apex Wind Energy Holdings, LLC, a Delaware limited liability company ("Apex"), pursuant to which Atlantic OW acquired a 51% interest in Canadian Hills Wind, LLC, an Oklahoma limited liability company ("Canadian Hills") for a nominal sum. Canadian Hills is the owner of a 298.45 MW wind energy project under construction in the state of Oklahoma. On March 30, 2012, we completed the purchase of an additional 48% interest in the Canadian Hills for a nominal amount, bringing our total interest in the project to 99%. Apex retained a 1% interest in the project. We also closed on a $310 million non-recourse, project-level construction financing facility for the project, which includes a $290 million construction loan and a $20 million 5-year letter of credit facility. The construction loan is structured to be repaid by a tax equity investment, in which we are actively pursuing, when Canadian Hills commences commercial operations. We are committed to investing approximately $180 million of equity (net of financing costs) following the funding of the construction financing. The acquisition of Canadian Hills was accounted for as an asset purchase and is consolidated in our consolidated balance sheet at March 31, 2012.

Purchase Accounting Adjustment

        In the three months ended March 31, 2012, we recorded an adjustment to intangible assets for PPAs and fuel supply agreement liabilities that resulted from our acquisition of Atlantic Power Limited Partnership, formerly Capital Power Income L.P. (the "Partnership") on November 5, 2011. The fair values of these assets acquired and liabilities assumed were refined based upon further analysis as the purchase price allocation at December 31, 2011 was preliminary. Fair values were determined by applying an income approach using the discounted cash flow method. These measurements were based on significant inputs not observable in the market and thus represent a Level 3 fair value measurement. As a result of the adjustment, intangible assets increased by $26.0 million and fuel supply agreement liabilities increased by $26.0 million in the three months ended March 31, 2012.

2012 Divestiture

        On February 16, 2012, we entered into an agreement with Primary Energy Recycling Corporation ("Primary Energy" or "PERC"), whereby PERC agreed to purchase our 7,462,830.33 common membership interests in Primary Energy Recycling Holdings, LLC ("PERH") (14.3% of PERH total interests) for approximately $24 million, plus a management agreement termination fee of approximately $6.1 million, for a total sale price of $30.1 million. The agreed upon price for our private interest in PERH was established as of December 19, 2011 and represented a 16% discount to the 60-day volume weighted average trading price of PERH's common shares at that time. The transaction remains subject to pricing adjustment or termination under certain circumstances. Completion of the transaction is subject to PERC obtaining financing and is expected to close during the second quarter of 2012.

2011 Divestiture

        On February 28, 2011, we entered into a purchase and sale agreement with a third party for the purchase of our lessor interest in the Topsham project. The transaction closed on May 6, 2011 and we received proceeds of $8.5 million. No gain or loss was recorded on the sale.

3. Acquisitions and divestments

  Acquisitions

(a)   Capital Power Income L.P.

        On November 5, 2011, we completed the acquisition of all of the outstanding limited partnership units of Capital Power Income, LP (renamed Atlantic Power Limited Partnership on February 1, 2012, the "Partnership") pursuant to the terms and conditions of an Arrangement Agreement, dated June 20, 2011, as amended by Amendment No. 1, dated July 15, 2011 (the"Arrangement Agreement"), by and among us, the Partnership, CPI Income Services, Ltd., the general partner of the Partnership and CPI Investments, Inc., a unitholder of the Partnership that was then owned by EPCOR Utilities Inc. and Capital Power Corporation. The transactions contemplated by the Arrangement Agreement were effected through a court-approved plan of arrangement under the Canada Business Corporations Act (the "Plan of Arrangement"). The Plan of Arrangement was approved by the unitholders of the Partnership, and the issuance of our common shares to the Partnership unitholders pursuant to the Plan of Arrangement was approved by our shareholders, at respective special meetings held on November 1, 2011. A Final Order approving the Plan of Arrangement was granted by the Court of Queen's Bench of Alberta on November 1, 2011. Pursuant to the Plan of Arrangement, the Partnership sold its Roxboro and Southport facilities located in North Carolina to an affiliate of Capital Power Corporation, for approximately Cdn$121.4 million which equates to approximately Cdn$2.15 per unit of the Partnership. In addition, in connection with the Plan of Arrangement, the management agreements between certain subsidiaries of Capital Power Corporation and the Partnership and certain of its subsidiaries were terminated in consideration of a payment of Cdn$10.0 million. Atlantic Power and its subsidiaries assumed the management of the Partnership upon closing and entered into a transitional services agreement with Capital Power Corporation for a term of six to twelve months to facilitate and support the integration of the Partnership into Atlantic Power.

        The acquisition expands and diversifies our asset portfolio to include projects in Canada and regions of the United States where we did not have a presence. The enhanced geographic diversification is anticipated to lead to additional growth opportunities in those regions where we did not previously operate. Our average PPA term increases from 8.8 years to 9.1 years and enhances the credit quality of our portfolio of off takers. The acquisition increases our market capitalization and enterprise value which is expected to add liquidity and enhance access to capital to fuel the long-term growth of our asset base throughout North America.

        Pursuant to the Plan of Arrangement, we directly and indirectly acquired each outstanding limited partnership unit of the Partnership in exchange for Cdn$19.40 in cash ("Cash Consideration") or 1.3 Atlantic Power common shares ("Share Consideration") in accordance with elections and deemed elections in accordance with the Plan of Arrangement.

        As a result of the elections made by the Partnership unitholders and pro-ration in accordance with the Plan of Arrangement, those unitholders who elected to receive Cash Consideration received in exchange for each limited partnership unit of the Partnership (i) cash equal to approximately 73% of the Cash Consideration and (ii) Share Consideration in respect of the remaining approximately 27% of the consideration payable for the unit. Any limited partnership units of the Partnership not exchanged for cash consideration in accordance with the Plan of Arrangement were exchanged for Share Consideration.

        At closing, the consideration paid to acquire the Partnership totaled $1.0 billion, consisting of $601.8 million paid in cash and $407.4 million in shares of our common shares (31.5 million shares issued) less cash acquired of $22.7 million.

        Our acquisition of the Partnership is accounted for under the acquisition method of accounting as of the transaction closing date. The purchase price allocation for the business combination is estimated as follows (in thousands):

Fair value of consideration transferred:
Cash	$601,766
Equity	407,424

Total purchase price	$1,009,190

Preliminary purchase price allocation
Working capital	$37,951
Property, plant and equipment	1,024,015
Intangibles	528,531
Other long-term assets	224,295
Long-term debt	(621,551)
Other long-term liabilities	(129,341)
Deferred tax liability	(164,539)

Total identifiable net assets	899,361
Preferred shares	(221,304)
Goodwill	331,133

Total purchase price	1,009,190
Less cash acquired	(22,683)

Cash paid, net of cash acquired	$986,507

        The purchase price was computed using the Partnership's outstanding units as of June 30, 2011, adjusted for the exchange ratio at November 4, 2011. The purchase price reflects the market value of our common shares issued in connection with the transaction based on the closing price of the Partnership's units on the Toronto Stock Exchange on November 4, 2011. The goodwill is attributable to the expansion of our asset portfolio to include projects in Canada and regions of the United States where we did not have a presence and this enhanced geographic diversification should lead to additional growth opportunities in those regions we did not previously operate. It is not expected to be deductible for tax purposes. Of the $331.1 million of goodwill, $135.3 million was assigned to the Northeast segment, $138.2 million was assigned to the Northwest segment and $57.6 million was assigned to the Southwest segment.

        The fair values of the assets acquired and liabilities assumed were estimated by applying an income approach using the discounted cash flow method. These measurements were based on significant inputs not observable in the market and thus represent a level 3 fair value measurement. The primary considerations and assumptions that affected the discounted cash flows included the operational characteristics and financial forecasts of acquired facilities, remaining useful lives and discount rates based of the weighted average cost of capital ("WACC") on a merchant basis. The WACCs were based on a set of comparable companies as well as existing yields for debt and equity as of the acquisition date.

        The partnership contributed revenues of $73.8 million and a loss of less than $0.1 million to our consolidated statements of operations for the period from November 5, 2011 to December 31, 2011. The following unaudited pro-forma consolidated results of operations for years ended December 31, 2011 and 2010, assume the Partnership acquisition occurred as of January 1 of each year. The pro forma results of operations are presented for informational purposes only and are not indicative of the results of operations that would have been achieved if the acquisition had taken place on January 1, 2011 and January 1, 2010 or of results that may occur in the future (amounts in thousands):

	Unaudited
	Years ended December 31,
	2011	2010
Total project revenue	$694,162	$669,985
Net income (loss) attributable to Atlantic Power Corporation	(95,772)	(2,462)
Net income (loss) per share attributable to Atlantic Power Corporation shareholders:
Basic	$(0.85)	$(0.02)
Diluted	$(0.85)	$(0.02)

(b)   Rockland

        On December 28, 2011, we purchased a 30% interest for $12.5 million in the Rockland Wind Project ("Rockland"), an 80 MW wind farm near American Falls, Idaho, that began operations in early December 2011. The Rockland Wind Project sells power under a 25-year power purchase agreement with Idaho Power. Rockland is accounted for under the equity method of accounting.

(c)   Cadillac

        On December 21, 2010, we acquired 100% of Cadillac Renewable Energy, LLC, which owns and operates a 39.6 MW wood-fired facility in Cadillac, Michigan. The purchase price was funded by $37.0 million using a portion of the cash raised in the public equity and convertible debenture offerings in October 2010 and the assumption of $43.1 million of project-level debt. The cash payment for the acquisition of Cadillac was allocated to the net assets acquired based on our estimate of fair value. The total cash paid for the acquisition, less cash acquired in December 2010 was $35.1 million.

        The allocation of the purchase price to the net assets acquired is as follows:

Recognized amounts of identifiable assets acquired and liabilities assumed:
Working capital	$5,643
Property, plant and equipment	42,101
Power purchase agreements	36,420
Interest rate swap derivative	(4,038)
Project-level debt	(43,131)

Total purchase price	36,995
Less cash acquired	(1,870)

Cash paid, net of cash acquired	$35,125

(d)   Piedmont

        On October 21, 2010, we completed the closing of non-recourse, project-level bank financing for our Piedmont Green Power project ("Piedmont"). The terms of the financing include an $82.0 million construction and term loan and a $51.0 million bridge loan for approximately 95% of the stimulus grant expected to be received from the U.S. Treasury 60 days after the start of commercial operations. In addition, we made an equity contribution of approximately $75.0 million for substantially all of the equity interest in the project. Piedmont is a 53.5 MW biomass plant located in Barnesville, Georgia, approximately 70 miles south of Atlanta. The Project was developed and will be managed by Rollcast Energy, Inc., a biomass developer in which we own a 60% interest.

(e)   Idaho Wind

        On July 2, 2010, we acquired a 27.6% equity interest in Idaho Wind Partners 1, LLC ("Idaho Wind") for $38.9 million and approximately $3.1 million in transaction costs. Idaho Wind began commercial operation in the fourth quarter of 2010. Our investment in Idaho Wind was funded with cash on hand and a $20.0 million borrowing under our revolving credit facility, which was repaid in October 2010 with a portion of the proceeds from a public offering. Idaho Wind is accounted for under the equity method of accounting.

(f)    Rollcast

        On March 31, 2009, we acquired a 40% equity interest in Rollcast Energy, Inc., a North Carolina Corporation for $3.0 million in cash. On March 1, 2010, we paid $1.2 million in cash for an additional 15% of the shares of Rollcast, increasing our interest from 40% to 55% and providing us control of Rollcast. We consolidated Rollcast as of that date. We previously accounted for our 40% interest in Rollcast as an equity method investment. On April 28, 2010, we paid an additional $0.8 million to increase our ownership interest in Rollcast to 60%.

        Rollcast is a developer of biomass power plants in the southeastern U.S. with several projects in various stages of development. The investment in Rollcast gives us the option but not the obligation to invest equity in Rollcast's biomass power plants.

        The following table summarizes the consideration transferred to acquire Rollcast and the preliminary estimated amounts of identifiable assets acquired and liabilities assumed at the March 1, 2010 acquisition date, as well as the fair value of the noncontrolling interest in Rollcast at the acquisition date:

Fair value of consideration transferred:
Cash	$1,200
Other items to be allocated to identifiable assets acquired and liabilities assumed:
Fair value of our investment in Rollcast at the acquisition date	2,758
Fair value of noncontrolling interest in Rollcast	3,410
Gain recognized on the step acquisition	211

Total	$7,579

Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash	$1,524
Property, plant and equipment	130
Prepaid expenses and other assets	133
Capitalized development costs	2,705
Trade and other payables	(448)

Total identifiable net assets	4,044
Goodwill	3,535

$7,579

        As a result of obtaining control over Rollcast, our previously held 40% interest was remeasured to fair value, resulting in a gain of $0.2 million. This has been recognized in other income (expense) in the consolidated statements of operations.

        The fair value of the noncontrolling interest of $3.4 million in Rollcast was estimated by applying an income approach using the discounted cash flow method. This fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 fair value measurement. The fair value estimate utilized an assumed discount rate of 9.4% which is composed of a risk-free rate and an equity risk premium determined by the capital asset pricing of companies deemed to be similar to Rollcast. The estimate assumed that no fair value adjustments are required because of the lack of control or lack of marketability that market participants would consider when estimating the fair value of the noncontrolling interest in Rollcast.

        The goodwill is attributable to the value of future biomass power plant development opportunities. It is not expected to be deductible for tax purposes. All of the $3.5 million of goodwill was assigned to the Un-allocated Corporate segment.

  Divestments

(a)   Onondaga Renewables

        In the fourth quarter of 2011, the partners of Onondaga Renewables initiated a plan to sell their interests in the project. We determined that the carrying value of the Onondaga Renewables project was impaired and recorded a pre-tax long-lived asset impairment of $1.5 million. Our estimate of the fair market value of our 50% investment in the Onondaga Renewables project was determined based on quoted market prices for the remaining land and equipment. The Onondaga Renewables project is accounted for under the equity method of accounting and the impairment charge is included in equity earnings from unconsolidated affiliates in the consolidated statements of operations.

(b)   Topsham

        On February 28, 2011, we entered into a purchase and sale agreement with an affiliate of ArcLight for the purchase of our lessor interest in the project. The transaction closed on May 6, 2011 and we received proceeds of $8.5 million, resulting in no gain or loss on the sale.

(c)   Rumford

        During the three months ended September 30, 2009, we reviewed the recoverability of our 23.5% equity investment in the Rumford project. The review was undertaken as a result of not receiving distributions from the Project through the first nine months of 2009 and our view about the long-term economic viability of the plant upon expiration of the project's PPA on December 31, 2009.

        Based on this review, we determined that the carrying value of the Rumford project was impaired and recorded a pre-tax long-lived asset impairment of $5.5 million during 2009. The Rumford project is accounted for under the equity method of accounting and the impairment charge is included in equity in earnings of unconsolidated affiliates in the consolidated statements of operations.

        In the fourth quarter of 2009, Atlantic Power and the other limited partners in the Rumford project settled a dispute with the general partner related to the general partner's failure to pay distributions to the limited partners in 2009. Under the terms of the settlement, we received $2.9 million in distributions from Rumford in the fourth quarter of 2009. In addition, the general partner agreed to purchase the interests of all the limited partners in June 2010. In November 2010 we received our share of the sale proceeds of $2.0 million and recognized a gain on sale of investment of $1.5 million.